American Century Strategic Asset Allocations, Inc.

PROSPECTUS SUPPLEMENT

STRATEGIC ALLOCATION: CONSERVATIVE FUND
STRATEGIC ALLOCATION: MODERATE FUND
STRATEGIC ALLOCATION: AGGRESSIVE FUND

Supplement dated October 26, 2006 * Prospectus dated April 1, 2006

PORTFOLIO MANAGER MICHAEL PERELSTEIN LEFT AMERICAN CENTURY ON JUNE 30, 2006.
EFFECTIVE JULY 5, 2006, ALEXANDER TEDDER BECAME THE PORTFOLIO MANAGER FOR THE
INTERNATIONAL EQUITY PORTION OF STRATEGIC ALLOCATION: CONSERVATIVE FUND,
STRATEGIC ALLOCATION: MODERATE FUND AND STRATEGIC ALLOCATION: AGGRESSIVE FUND.
THE FOLLOWING REPLACES THE ENTRY FOR MICHAEL PERELSTEIN ON PAGE 20:

ALEXANDER TEDDER (INTERNATIONAL EQUITY)

Mr. Tedder, Vice President and Senior Portfolio Manager, has been a member of the team that manages the funds since joining American Century in July 2006.
Prior to joining American Century, he was a managing director, head of international equities and portfolio manager for Deutsche Asset Management Ltd.
from 1994 to 2005. He has an A/S from Winchester College in Winchester, United
Kingdom and an MA in economics and business administration from the University of Freiburg in Freiburg, Switzerland.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.

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Investments are service marks of American Century Proprietary Holdings, Inc.

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